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                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into as of August 22, 1997, by and among Petroglyph Energy, Inc., a Delaware corporation (the "Company"), and Robert C. Murdock, Robert A. Christensen, Sidney Kennard Smith, Natural Gas Partners, L.P., Natural Gas Partners II, L.P., Natural Gas Partners III, L.P., each a Delaware limited partnership, the Albin Income Trust, R. Gamble Baldwin, John S. Foster, Kenneth A. Hersh, Bruce B. Selkirk, III (collectively, the "Owners").

          1.   Background.  The Owners are holders of common stock (the "PEI
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Common Stock") of Petroglyph Energy, Inc., a Kansas corporation (the "General
Partner"), or limited partnership interests (the "Partnership Interests") in Petroglyph Gas Partners, L.P., a Delaware limited partnership (the "Partnership"). The Company and the Owners are parties to that certain Exchange Agreement dated as of August 22, 1997 (the "Exchange Agreement"), pursuant to which the Owners will exchange all of the outstanding PEI Common Stock and Partnership Interests, respectively, for shares of the Company's common stock, par value $.01 per share (the "Company Common Stock"), as more fully described in the Exchange Agreement (the "Proposed Transaction"). In connection with the Owners' entry into the Exchange Agreement, the parties hereto desire to enter into this Agreement in order to grant to the Owners registration rights with respect to the Company Common Stock. The execution and delivery of this Agreement is a condition to the consummation of the Proposed Transaction. This Agreement shall be effective as of the date of the closing of the Proposed Transaction.

          2.   Registration under Securities Act, etc.
               --------------------------------------

          2.1. Registration on Request.
               -----------------------

     (a) Concurrently with or from time to time after the Initial Registration Date, upon the written request of one or more holders of Registrable Securities, requesting that the Company effect the registration under the Securities Act of all or a portion of such holders' Registrable Securities and specifying the intended method of disposition thereof and whether or not such requested registration is to be an underwritten offering, the parties hereto agree as follows:

          (i) The Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, if any;

          (ii) Promptly after providing the notice required by clause (i) of this Section 2.1(a), and subject to the limitations set forth in subsection
     (e) of this Section 2.1, the Company will use its best efforts to effect the registration under the Securities Act of:
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          (A)  the Registrable Securities which the Company has been so requested to register by such holders, and

          (B) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

     (b)  Registration of Other Securities.  Whenever the Company shall effect a
          --------------------------------
registration pursuant to this Section 2.1 in connection with an underwritten offering by one or more holders of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each holder of Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the holders of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

     (c)  Registration Statement Form.  Registrations under this Section 2.1
          ---------------------------
shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Requisite Holders, and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

     (d)  Expenses. The Company will pay all Registration Expenses in connection
          --------
with any registration requested pursuant to this Section 2.1. Any Selling Expenses in connection with any registration requested under this Section 2.1 shall be allocated among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

     (e)  Limitations on Requested Registrations.  The Company's obligation to
          --------------------------------------
take or continue any action to effect a requested registration under this
Section 2.1 shall be subject to the following:

          (i) The Company shall not be required to effect more than three registrations requested pursuant to this Section 2.1; provided that, a registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (A) unless a registration statement with respect thereto has been declared effective for a period of at least 90 days, (B) if after a registration statement has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental

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     agency or court for any reason, or (C) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than as a result of the voluntary termination of such offering by the Requisite Holders;

          (ii) The Company shall not be required to effect a registration pursuant to this Section 2.1 unless such registration has been requested by the holders of Registrable Securities which (A) represent at least 35% (by number of shares) of the Registrable Securities then outstanding, and (B) have an estimated aggregate offering price to the public of at least $5,000,000; and

          (iii) The Company shall not be required to effect a registration pursuant to this Section 2.1 during the 180 day period after a registration statement shall have been filed and declared effective under the Securities Act with respect to the public offering of any class of the Company's equity securities (which shall exclude a registration of securities with respect to an employee benefit, retirement or similar plan).

          (f)   Selection of Underwriters.  If a requested registration pursuant
                -------------------------
to this Section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company with the approval of the Requisite Holders.

          (g)   Priority in Requested Registrations. If a requested registration
                -----------------------------------
pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Requisite Holders, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration, pro rata among the holders thereof requesting such registration on the basis of the percentage of the Registrable Securities of the Company held by the holders of Registrable Securities which have requested that such Securities be included. In connection with any registration as to which the provisions of this clause (g) apply, no securities other than Registrable Securities shall be covered by such registration.

          2.2.  Incidental Registration.
                -----------------------

          (a)   Right to Include Registrable Securities.  If the Company at any
                ---------------------------------------
time proposes to register any of its securities under the Securities Act (other than (i) in connection with a registration of any employee benefit, retirement or similar plan, or (ii) with respect to a Rule 145 transaction, or (iii) pursuant to Section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this
Section 2.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable

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Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to
--------
register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1 or shall relieve the Company of its obligation to effect any registration upon request under Section
2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2 and any Selling Expenses shall be allocated among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

          (b)  Priority in Incidental Registrations.  If (i) a registration
               ------------------------------------
pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, second, such Registrable Securities requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included, and third, all other securities of the Company requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included.

          2.3. Registration Procedures.  If and whenever the Company is required
               -----------------------
to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will as expeditiously as possible:

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          (i)   prepare and (as soon thereafter as possible or in any event no later than 60 days after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of
                --------
     its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

          (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and underwriters, if any) of:

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               (A) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

               (B) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller may reasonably request;

          (vii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities
     Act or of the rules or regulations thereunder;

          (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

          (x) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed; and

          (xi) enter into such agreements and take such other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in the subdivision (vii) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     2.4  Underwritten Offerings.
          ----------------------

          (a)  Requested Underwritten Offerings.  If requested by the
               --------------------------------
underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to each such holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be

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conditions precedent to the obligations of such holders of Registrable
Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (b)  Incidental Underwritten Offerings.  If the Company at any time
               ---------------------------------
proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 2.2 and subject to the provisions of Section 2.2(b), arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to made any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          2.5. Preparation; Reasonable Investigation.  In connection with the
               -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, and their counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          2.6. Additional Rights of Owners.  If any registration statement
               ---------------------------
prepared under this Agreement refers to any Owner by name or otherwise as the holder of any securities of the Company, then such Owner shall have the right to require (x) the insertion therein of language, in form and substance satisfactory to such Owner, to the effect that the holding by such Owner of such securities does not necessarily make such Owner a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such Owner of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such Owner will assist in meeting any future financial requirements of the

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Company, or (y) in the event that such reference to such Owner by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such Owner.

          2.7. Indemnification.
               ---------------

          (a)  Indemnification by the Company.  In the event of any registration
               ------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does, in the case of any registration statement filed pursuant to Section
2.1 or 2.2, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates in the offering or sale of such securities and each other Person, if any, who controls such seller within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable
                                 --------
in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof and, provided further that the Company shall not be
                                --------
liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

          (b) Indemnification by the Sellers.  The Company may require, as a
              ------------------------------
condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 2.7) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

          (c)  Notices of Claims, etc.  Promptly after receipt by an indemnified
               ----------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice
             --------
as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.
In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d)  Other Indemnification.  Indemnification similar to that specified
               ---------------------
in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

          (e)  Indemnification Payments.  The indemnification required by this
               ------------------------
Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          2.8. Adjustments Affecting Registrable Securities.  The Company will
               --------------------------------------------
not effect or permit to occur any combination or subdivision of Registrable Securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 2, or the marketability of such Registrable Securities under any such registration.

          3.   Definitions.  As used herein, unless the context otherwise
               -----------
requires, the following terms have the following respective meanings:

          Commission:  The Securities and Exchange Commission or any other
          ----------
          Federal agency at the time administering the Securities Act.

          Company:  As defined in the introductory paragraph of this Agreement.
          -------
          For purposes of this Agreement, all references to the Company shall be deemed to include any successor entity or transferee.

          Exchange Act:  The Securities Exchange Act of 1934, or any similar
          ------------
          Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

          Initial Registration Date: The 180th day after a registration
          -------------------------
          statement shall have been filed and declared effective under the Securities Act with respect to the initial public offering of the Company's securities.

          Majority Holders:  At any time, the holder or holders of more than 50%
          ----------------
          (by number of shares) of all Registrable Securities then outstanding.

          Person:  A corporation, an association, a partnership, a business, an
          ------
          individual, a governmental or political subdivision thereof or a governmental agency.

          Registrable Securities:  any Company Common Stock owned by an Owner
          ----------------------
          and any securities issued or issuable with respect to any such Company Common Stock by way of distribution or in connection with any reorganization, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 or Rule 144A (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

          Registration Expenses:  All expenses incident to the Company's
          ---------------------
          performance of or compliance with Section 2.1, including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements incurred by the holders of Registrable Securities to be registered (including the fees and disbursements of not more than one special counsel to the holders of such Registrable Securities), premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding Selling Expenses, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

          Requisite Holders:  With respect to any registration of Registrable
          -----------------
          Securities pursuant to Section 2.1, any holder or holders of more than 50% (by number of shares) of the Registrable Securities to be so registered.

          Securities Act:  The Securities Act of 1933, or any similar Federal
          --------------
          statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal Statute.

          Selling Expenses: underwriting discounts and commissions and stock
          ----------------
          transfer taxes relating to securities registered by the Company.

          4.   Rule 144 and Rule 144A:  If the Company shall have filed a
               ----------------------
registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements. After any sale of Registrable Securities pursuant to this Section 4, the Company will, to the extent allowed by law, cause any restrictive legends to be removed and any transfer
restrictions to be rescinded with respect to such Registrable Securities.   In
order to permit the holders of Registrable Securities to sell the same, if they so desire, pursuant to Rule 144A promulgated by the Commission (or any successor to such rule), the Company will comply with all rules and regulations of the Commission applicable in connection with use of Rule 144A (or any successor thereto). Prospective transferees of Registrable Securities that are Qualified Institutional Buyers (as defined in Rule 144A) which would be purchasing such Registrable Securities in reliance upon Rule 144A may request from the Company information regarding the business, operations and assets of the Company.
Within five business days of any such request, the Company shall deliver to any such prospective transferee copies of annual audited and quarterly unaudited financial statements of the Company and such other information as may be required to be supplied by the Company for it to comply with Rule 144A.

          5.   Amendments and Waivers.  This Agreement may be amended and the
               ----------------------
Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Majority Holders; provided, however, that no amendment to this Agreement that would adversely affect the rights of a party hereto may be made without the prior written consent of such party, with the exception that temporary waivers and suspensions of the rights of all of the Owners pursuant to customary terms at the request of the managing underwriter in connection with any underwritten offering of the Company's securities, may be authorized by consent of the Majority Holders. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

          6.   Nominees for Beneficial Owners.  In the event that any
               ------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

          7.   Notices.  All communications provided for hereunder shall be sent
               -------
by first-class mail and (a) if addressed to a party other than the Company, addressed to such party at the address set forth opposite such parties name on the execution page hereof, or (b) if addressed to the Company, at 6209 North Highway 61, Hutchinson, Kansas 67502 or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding; provided, however,
                                                                    -------
that any such communication to the Company may also, at the option of any of the parties hereunder, be either delivered to the Company at its address set forth above or to any officer of the Company.

          8.   Assignment.  This Agreement shall be binding upon and inure to
               ----------
the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

          9.   Termination.  This Agreement shall terminate when no Registrable
               -----------
Securities remain outstanding.

          10.  Termination of Original Agreement.  The parties hereto, as
               ---------------------------------
applicable, who are parties to the Original Agreement, agree that the Original Agreement is hereby terminated and of no further force or effect.

          11.  Descriptive Headings.  The descriptive headings of the several
               --------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

          12.  Specific Performance.  The parties hereto recognize and agree
               --------------------
that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

          13.  Governing Law.  This Agreement shall be construed and enforced in
               -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

          14.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                   COMPANY

                                   PETROGLYPH ENERGY, INC.,
                                   a Delaware corporation


                                   By:  /s/ Robert C. Murdock
                                      ------------------------------------------
                                        Robert C. Murdock, President

                                   OWNERS


                                   NATURAL GAS PARTNERS, L.P.,
                                   By:  G.F.W. ENERGY, L.P.,
                                        its general partner


                                   By:  /s/ David R. Albin
                                      ------------------------------------------
                                        David R. Albin, Authorized Signatory


                                   NATURAL GAS PARTNERS II, L.P.
                                   By:  GFW II, L.L.C.,
                                        its general partner

                                   By:  /s/ Kenneth A. Hersh
                                      ------------------------------------------
                                        Kenneth A. Hersh, Authorized Signatory


                                   NATURAL GAS PARTNERS III, L.P
                                   By:  Rainwater Energy Investors, L.P.,
                                        its general partner

                                   By:  GFW III, L.L.C.,
                                        its general partner


                                   By:  /s/ Kenneth A Hersh
                                      ------------------------------------------
                                        Kenneth A. Hersh, Authorized Signatory

                              ALBIN INCOME TRUST


                              By: /s/ Donald Shore
                                  ---------------------------------------------
                                  Donald Shore, Trustee



                              /s/ R. Gamble Baldwin
                              --------------------------------------------------
                              R. Gamble Baldwin


                              /s/ John S. Foster
                              --------------------------------------------------
                              John S. Foster



                              /s/ Kenneth A. Hersh
                              --------------------------------------------------
                              Kenneth A. Hersh


                              /s/ Bruce B. Selkirk, III
                              --------------------------------------------------
                              Bruce B. Selkirk, III


                              /s/ Robert C. Murdock
                              --------------------------------------------------
                              Robert C. Murdock


                              /s/ Robert A. Christensen
                              --------------------------------------------------
                              Robert A. Christensen


                              /s/ S. Kennard Smith
                              --------------------------------------------------
                              S. Kennard Smith